Exhibit 10.1

AMENDMENT NO. 2

Dated as of October 5, 2023

to

CREDIT AGREEMENT

Dated as of March 5, 2021

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of October 5, 2023 by and among Mesa Laboratories, Inc., a Colorado corporation (the “Borrower”), the other Loan Parties party hereto, the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of March 5, 2021 by and among the Borrower, the other Loan Parties from time to time party thereto, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent (i) increase the Revolving Commitment, and (ii) make certain amendments to the Existing Credit Agreement;

WHEREAS, the Borrower, the other Loan Parties party hereto, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

WHEREAS, the Borrower has informed the Administrative Agent that the Borrower intends to make a Permitted Acquisition pursuant to which GKE GmbH (“GKE”) and SAL GmbH (“SAL”) will become wholly-owned Subsidiaries of Mesa Germany GmbH (“Mesa Germany”), which is a wholly-owned Subsidiary of the Borrower, and as a result of such acquisition (the “German Acquisition”), GKE, SAL and Mesa Germany (the “Specified German Entities”) will be required to become Subsidiary Guarantors and Loan Parties pursuant to Section 5.13 of the Amended Credit Agreement (the “German Joinder Transactions”);

WHEREAS, to the extent that the definition of the term “Permitted Acquisition” would otherwise require the German Joinder Transactions to occur on the closing date of the German Acquisition, the Borrower has requested that the requisite Lenders and the Administrative Agent provide their consent to allow the German Joinder Transactions to occur within thirty (30) days after the closing date of the German Acquisition, or within such longer time period to which the Administrative Agent may agree in its reasonable discretion (the “Requested German Loan Party Consent”); and

WHEREAS, each of Gyros US Inc. (“Gyros US”) and Protein Technologies, Inc. (together with Gyros US, the “Specified US Entities”) is required to become a Subsidiary Guarantor and Loan Party pursuant to Section 5.13 of the Amended Credit Agreement (the “US Joinder Transactions”), and the Borrower has requested that the requisite Lenders and the Administrative Agent provide their consent to allow the US Joinder Transactions to occur within thirty (30) days after the Amendment No. 2 Effective Date (as defined below), or within such longer time period to which the Administrative Agent may agree in its reasonable discretion (the “Requested US Loan Party Consent” and, together with the Requested German Loan Party Consent, the “Requested Consent”);

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties party hereto, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.    Amendments to the Existing Credit Agreement; Consent.

(a)    Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that each of the Existing Credit Agreement, Exhibit A thereto and the Commitment Schedule attached thereto is hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto (collectively, the “Amended Credit Agreement”).

(b)    The Lenders party hereto and the Administrative Agent hereby agree to the Requested Consent; provided that any failure to comply with the time period described in any Requested Consent shall constitute an Event of Default under the Amended Credit Agreement.

2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by each Loan Party, each Lender, the Issuing Bank, the Swingline Lender and the Administrative Agent.

(b)    The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Amendment No. 2 Effective Date and executed by a Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other governing body authorizing the execution, delivery and performance of this Amendment, the Amended Credit Agreement and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and (C) attach the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other equivalent organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(c)    The Administrative Agent shall have received from the Borrower a certificate signed by a Responsible Officer of the Borrower and dated as of the Amendment No. 2 Effective Date (i) certifying that, before and after giving effect (including giving effect on a pro forma basis) to the transactions contemplated by this Amendment, (A) the representations and warranties contained in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date), (B) no Default or Event of Default exists or would result therefrom, and (C) the Borrower is in compliance (on a pro forma basis) with the covenants contained in Section 6.12 of the Amended Credit Agreement.

(d)    To the extent requested by any Lender, at least five (5) days prior to the Amendment No. 2 Effective Date, (i) the Administrative Agent and Lenders shall have received (x) all documentation and other information regarding the Loan Parties requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrower at least ten (10) days prior to the Amendment No. 2 Effective Date and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least ten (10) days prior to the Amendment No. 2 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(e)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date), which opinion shall be substantially consistent with the opinion delivered at the original closing of the Existing Credit Agreement, in addition to covering such other matters relating to the Loan Parties, the Amended Credit Agreement, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(f)    The Administrative Agent shall have received payment of its reasonable and documented out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.    Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a)    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) only as of such specified date).

4.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Amended Credit Agreement or any other loan document shall mean and be a reference to the Amended Credit Agreement.

(b)    The Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document.

(e)    Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Existing Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. This Amendment shall not constitute a course of dealing with the Lenders at variance with the Existing Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Existing Credit Agreement and the other Loan Documents in the future.

5.    Governing Law. This Amendment shall be governed by and construed in accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

8.    No Novation. Neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any liens or Obligations under the Existing Credit Agreement or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Existing Credit Agreement, (b) the liability of any Loan Party under the Existing Credit Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations or other obligations evidenced thereby, or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any part of such Obligations.

9.    Reaffirmation. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Existing Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. This Amendment shall not constitute a course of dealing with the Administrative Agent or any Lender at variance with the Existing Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Existing Credit Agreement and the other Loan Documents in the future.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MESA LABORATORIES, INC.,

as the Borrower

By:____________________________________
Name:

Title:

AGENA BIOSCIENCE, INC.,

as a Subsidiary Guarantor

By:____________________________________
Name:

Title:

JPMORGAN CHASE BANK, N.A.,

individually as a Lender and as Administrative Agent

By:_______________________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as a Lender

By:_______________________________________

Name:

Title:

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:_______________________________________

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:_______________________________________

Name:

Title:

Exhibit A

Amendments to Credit Agreement